UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): September 15, 2022

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 Washington Ave. N., Suite 600, Minneapolis, MN 55401
(Address of principal executive offices and Zip Code)

(612) 562-9447

 (Registrant’s telephone number, including area code)

Delwinds Insurance Acquisition Corp.

One City Centre
1021 Main Street, Suite 1960
Houston, Texas 77002

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Warrants, each warrant exercisable for one share of Class A Common Stock for $11.50 per share	FOXO WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 15, 2022, Delwinds Insurance Acquisition Corp. (prior to the closing of the Business Combination, the “Company”) consummated the previously announced business combination (the “Business Combination”) with FOXO Technologies Inc., now known as FOXO Technologies Operating Company (“FOXO”), pursuant to the Agreement and Plan of Merger, dated as of February 24, 2022, as amended on April 26, 2022, July 6, 2022 and August 12, 2022, by and among the Company, FOXO and the other parties thereto. In connection with the closing of the Business Combination, the registrant changed its name from Delwinds Insurance Acquisition Corp. to FOXO Technologies Inc. (the “Combined Company”). The Combined Company will continue the existing business operations of FOXO as a publicly traded company. On September 16, 2022, FOXO issued a press release announcing the consummation of the Business Combination. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01 including Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. In addition, this information shall not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, or any filing under the Exchange Act, regardless of any general incorporation language in any such filing.

Item 8.01 Other Events.

Pursuant to a forward share purchase agreement (the “Forward Purchase Agreement”) entered into between the Company and Meteora Capital Partners and its affiliates (collectively, “Meteora”), prior to the closing of the Business Combination Meteora purchased 1,708,005 shares of Class A common stock of the Company from stockholders which had previously tendered such shares for redemption but agreed to reverse their redemption and sell such shares to Meteora at the redemption price, resulting in Meteora holding a total of 2,873,728 shares of Class A common stock, which Meteora agreed not to redeem in connection with the Business Combination. Additionally, the Company placed approximately $29,135,330 in escrow at the closing of the Business Combination to secure its purchase obligations to Meteora under the Forward Purchase Agreement. The terms of the Forward Purchase Agreement were previously announced by the Company in its Current Report on Form 8-K dated September 14, 2022.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated as of September 16, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2022

FOXO TECHNOLOGIES INC.

By:	/s/ Jon Sabes
Name: Jon Sabes
Title: Chief Executive Officer